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                                                                   EXHIBIT 23(b)



                              ACCOUNTANTS' CONSENT



The Board of Directors
Compass Bancshares, Inc.


We consent to the use of our report incorporated herein and to the reference to our firm under the heading "Experts" in the Prospectus.


                              PATTILLO, BROWN & HILL, L.L.P.



Waco, Texas
May 1, 1997